Capital Senior Living Company Presentation Exhibit 99.2

Forward-Looking Statements
• The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company’s ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the
Securities and Exchange Commission
• The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Investment Highlights
•
Value leader in providing quality seniors housing and care at reasonable prices
•
Well positioned to make meaningful gains in shareholder value
•
Substantially all private pay with strong cash flow generation
•
Industry benefits from need-driven demand, limited new supply and improving housing market
•
Achieving solid growth in occupancy, revenue and net operating income
•
Executing on disciplined accretive growth initiatives through acquisitions and conversions to higher levels of care
•
Solid balance sheet

Resident Capacity
MN. 173
WI. 82
MI. 346
NY. 387
CT. 178
NJ. 98
MA. 68
NE. 668
IA. 122
IL. 650
IN. 1,967
OH. 2,110
CA. 408
KS. 169
MO. 662
VA. 153
NC. 593
AZ. 189
OK. 143
AR. 173
SC. 614
MS. 143
GA. 70
TX. 3,683
LA. 136
FL. 226

As of October 31, 2013

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4 Company Overview • Capital Senior Living operates 108 communities in geographically concentrated regions with the capacity to serve 14,300 residents

Resident Demographics at CSU Communities
•
Average age of resident: 85 years
•
Average age of resident moving in: 82 years
•
Average stay period:
2-3 years
•
Percent of female residents: 80%
•
Resident turnover is primarily attributed to death or need for higher care

The Capital Advantage: Senior Living Options
Independent Living – 54% of Resident Capacity
•
Average 115 units per IL community with large common areas and amenities
•
Supportive services, wellness programs, social, recreational and educational events
•
Average monthly rate of $2,475
•
100% private pay
•
Average length of resident stay is 34 months

The Capital Advantage: Senior Living Options
Assisted Living- 46% of Resident Capacity
•
Average 66 units per community
•
73% of communities offer AL
•
Assistance with activities of daily living including medication reminders, bathing, dressing and grooming
•
Average monthly rate of $3,677
•
Substantially all private pay
•
Average length of resident stay is 26 months

25.0
20.0
15.0
10.0
5.0
0.0
18.9
22.4
2009
2015

DISCOVER the difference |

The Capital Advantage: Need Driven Demand
U.S. population 75+ years old is estimated to grow by 3.5 million from
2009 through 2015
•
Only 1.3 million units serving a population of 18.9 million seniors
•
Current 6.9% penetration rate implies demand growth of 40,000 units per year
U.S. Seniors Population Trends (75+ years old)
(Population in
millions)
Implied demand growth of
40,000 units per year
Source: NIC Investment
Guide 2010 and U.S.
Census Bureau

7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Absorption
Inventory Growth

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9 The Capital Advantage: Limited New Supply Source: Seniors NIC MAP100 Trends

90.5%
90.0%
89.5%
89.0%
88.5%
88.0%
87.5%
87.0%
86.5%
86.0%
85.5%
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
IL Communities
AL Communities

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10 The Capital Advantage: Senior Housing Occupancy Trends Source: Seniors NIC MAP100 Trends

The Capital Advantage: Competitive Strengths
•
Value leader in geographically concentrated regions
•
Experienced on-site, regional and corporate management
•
Larger company economies of scale and proprietary systems
that yield operating efficiencies in highly fragmented industry
•
Solid reputation in industry and 95% resident satisfaction
•
Employer of choice
•
Solid balance sheet
•
Strong Board of Directors

The Capital Advantage: Strategy
•
Focus on our core strengths
•
Capitalize on competitive strengths within each of our regions to maximize the cash flow generated by our communities and
our operations
•
Capitalize on the fragmented nature of the senior living
industry to strategically aggregate local and regional operators in geographically concentrated regions
•
Increase levels of care through conversions to Assisted Living or Memory Care units
•
Attract and retain the best talent in the senior living industry

2013 Business Plan
•
Focused on Operations, marketing and growth to enhance
shareholder value through:
•
Organic growth
•
Proactive expense Management
•
Accretive acquisitions and unit conversions
•
Utilization of technology

2013 Business Plan: Organic Growth
•
Increase average rents
• Each 3% increase generates $10.4M of revenue
•
Improve occupancies
• Each 1% generates $3.5M of revenue, $2.5M of EBITDAR and $0.06 per share of CFFO
•
Convert units to higher levels of care
•
Cash flow enhancing renovations and refurbishments
•
New branding strategy, eMarketing and website enhancements
•
Implement software programs to optimize care plans and level of care changes

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Revenue
Expenses
Net Income

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15 Operating Performance • Same-store comparable trends

2013 Business Plan: External Growth
•
Strategic acquisitions of high quality senior living communities to enhance geographic concentrations - 17% cash on cash
returns
(in millions except number of communities and units)
2012 2013 YTD Combined
Purchase Price $181.3 $85.4 $266.7
Communities 17 7 24
Units 1,367 493 1,860
Debt $129.5 $63.7 $193.1
Equity $51.8 $21.7 $73.5
First Year Revenue $49.1 $20.5 $69.6
First Year EBITDAR $19.1 $8.4 $27.5
First Year Cash Flow from
Operations (CFFO)
$9.1 $3.7 $12.8
First Year CFFO per share $0.34 $0.13 $0.47

$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
38.0%
36.0%
34.0%
32.0%
30.0%
28.0%
26.0%
24.0%
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Revenue
EBITDAR
EBITDAR Margin %

DISCOVER *the difference*

Operating Performance
•
Revenue and EBITDAR growth
• EBITDAR increased 104.9% on an 83.7% increase in revenue
• EBITDAR margin increased from 29.9% in Q1 2010 to 35.2% in Q3
2013
* As adjusted in Q3 2013 earnings release

Income Statement: September YTD Comparison
As adjusted in press releases
2013 2012
% Increase
Total Revenues $ 261.4 $ 227.3 15.0%
Operating Expenses (153.5) (133.1)
General & Administrative Expenses (13.8) (9.7)
Other Expense (4.3) (3.7)
EBITDAR $ 89.8 $ 80.8 11.1%
% Margin 35.0% 35.6%
Lease Expense (42.8) (41.2)
Interest, Taxes and Other (43.4) (33.8)
Net Income $ 3.6 $ 5.8
Earning Per Share $0.13 $0.21
CFFO $ 28.1 $ 23.9 17.6%
CFFO Per Share $1.01 $0.87

Balance Sheet
•
As of September 30, 2013 (in millions)
ASSETS
Cash and Securities $ 30.2
Other Current Assets 25.1
Total Current Assets 55.3
Fixed Assets 565.9
Other Assets 48.7
TOTAL ASSETS $ 669.9
LIABILITIES & EQUITY
Current Liabilities $ 54.4
Long-Term Debt 387.7
Other Liabilities 61.3
Total Liabilities 503.4
Stockholders’ Equity 166.5
TOTAL LIABILITIES &
EQUITY
$ 669.9

Investment Highlights
• Value leader
in geographically concentrated regions
• Substantially all private pay
• Need-driven
demand,
limited new supply
and
improving housing
market
• Experienced management team
with demonstrated ability to
operate, acquire and create shareholder value
• Accretive acquisitions
in highly fragmented industry
• Conversions to higher levels of care
with significant revenue and
cash flow growth
• Strong cash flow generation
• Solid balance sheet

Capital Senior Living Company Presentation